UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported: January 22, 2015

Viggle Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	0-13803	33-0637631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

902 Broadway, 11th Floor New York, New York (Address of principal executive offices)	10010 (Zip Code)

(212) 231-0092
(Registrant’s Telephone Number, including Area Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions ( see General Instruction A.2 below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b)).

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01 Entry into a Material Definitive Agreement.
On January 22, 2015, Viggle Inc. (the “Company”) entered into a sales agency agreement (the “Sales Agreement”) with SFX-94 LLC (“SFX”), a subsidiary of SFX Entertainment, Inc., pursuant to which the Company appoints SFX as its exclusive sales agent for the sale of advertising and sponsorships. Pursuant to the Sales Agreement, the Company consents to SFX’s hiring of 25 members of the Company’s sales team, and SFX agrees that it will sell advertising and sponsorships on behalf of Viggle during the term of the Sales Agreement. Agent agrees that it will maintain adequate staffing levels, generally consistent with staffing levels currently maintained by the Company, for the Company’s sale of advertising and sponsorships. The Company will pay SFX a 25% commission on sales made by SFX. For barter transactions, the Company will reimburse SFX for any out of pocket and direct costs incurred by SFX with respect to such barter sales (rather than the commission set forth above), and third party ad networks will be excluded from the Sales Agreement.

The Sales Agreement will have a three-year term, and can be terminated by the Company on 90 days’ notice.

The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of the Sales Agreement which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

As has been previously reported by the Company, the Company and SFX Entertainment, Inc. (“SFX Entertainment”) are parties to a shared services agreement (the “Shared Services Agreement”), pursuant to which Viggle provided certain services to SFX Entertainment and was reimbursed for such costs by SFX Entertainment, subject to reimbursement based on salary and benefits for the employees providing the services, plus 20% for miscellaneous overhead, based on a reasonable estimate of time spent. The Company entered into an amendment (the “Amendment”) to the Shared Services Agreement on January 22, 2015, pursuant to which the Company may provide additional services to SFX Entertainment, and SFX Entertainment may provide certain services to the Company. In particular, the Shared Services Agreement provides that, in addition to services already provided, certain employees of the Company may provide human resources, content and programming, and facilities services to SFX Entertainment. Inc., subject to reimbursement based on salary and benefits for the employees providing the services, plus 20% for miscellaneous overhead, based on a reasonable estimate of time spent. In addition, the Amendment provides that SFX Entertainment may provide certain tax, accounting, financial accounting services to the Company, subject to reimbursement based on salary and benefits for the employees providing the services, plus 20% for miscellaneous overhead, based on a reasonable estimate of time spent.

The foregoing description of the amendment to the Shared Services Agreement is not complete and is qualified in its entirety by reference to the full text of the form of amendment to the Shared Services Agreement which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 22, 2015, Greg Consiglio, the Company’s President and Chief Operating Officer, entered into an agreement with SFX to serve as its President and Chief Operating Officer. Mr. Consiglio will remain President and Chief Operating Officer of the Company. In connection therewith, Mr. Consiglio’s employment agreement with the Company has been amended to provide that he will be able to serve in both such roles. The agreement provides that Mr. Consiglio will devote his full-time best efforts and business time and attention to the Company, subject to his also fulfilling his responsibilities as President and Chief Operating Officer of SFX. The terms of the sharing of Mr. Consiglio's full time will be subject to monitoring by the respective Boards of Directors or a committee of disinterested members of the respective Boards of Directors. Mr. Consiglio also agrees that he will report conflicts of interest and corporate opportunities to the Boards of both the Company and SFX Entertainment.

The amendment to Mr. Consiglio’s employment agreement further provides that, in lieu of payment of a $250,000 guaranteed amount currently contemplated in his employment agreement, Mr. Consiglio will receive a grant of 200,000 restricted shares of Company common stock, half of which shall vest on the date of grant and the other half of which shall vest on May 5, 2015, subject to his still being employed by the Company and providing services to the Company on that date.

The foregoing description of the amendment to Mr. Consiglio’s employment agreement is not complete and is qualified in its entirety by reference to the full text of the form of amendment to employment agreement which is filed herewith as Exhibit 10.3 and incorporated herein by reference.

On January 22, 2015, Kevin Arrix, the Company’s Chief Revenue Officer, entered into an agreement with SFX to serve as its Executive Vice President, Global Brand Partnerships. In connection therewith, his employment agreement with the Company has been amended to provide that he will be able to serve in both such roles. In connection therewith, Mr. Arrix’s employment agreement with the Company has been amended to provide that he will be able to serve in both such roles. The agreement provides that Mr. Arrix will devote his full-time best efforts and business time and attention to the Company, subject to his also fulfilling his responsibilities to SFX Entertainment. The terms of the sharing of Mr. Arrix's full time will be subject to monitoring by the respective Boards of Directors or a committee of disinterested members of the respective Boards of Directors. Mr. Arrix also agrees that he will report conflicts of interest and corporate opportunities to the Boards of both the Company and SFX Entertainment.

Additionally, the amendment to Mr. Arrix’s employment agreement provides that, in lieu of payment of a $250,000 guaranteed amount currently contemplated in his employment agreement, he will receive a grant of 100,000 restricted shares of Company common stock, half of which shall vest immediately and the other half of which shall vest on May 15, 2015.

In connection with these appointments, the Company has implemented an internal re-organization. In recognition of longstanding service to the business, John Small, the Company’s Chief Financial Officer, and Kyle Brink, the Company’s SVP of Product Development, will each have expanded roles in the Company. Mr. Small will now also oversee Business Development, Rewards, Choose Digital and Content Development. In addition to Product Development, Mr. Brink will will also oversee Creative, Design and Customer Experience. Both Mr. Small and Mr. Brink will continue to report to Mr. Consiglio.

The foregoing description of the amendment to Mr. Arrix’s employment agreement is not complete and is qualified in its entirety by reference to the full text of the form of amendment to employment agreement which is filed herewith as Exhibit 10.4 and incorporated herein by reference.

Special Committee Action

Because the transactions described in Section 1.01 and Section 5.02 were between the Company and SFX, a company controlled by Robert F.X. Sillerman, who is the Executive Chairman and Chief Executive Officer of the Company, the Company formed a special committee of independent directors to review the proposed transactions. The special committee reviewed and unanimously approved entering into the Sales Agreement, the amendment to the Shared Services Agreement, the amendments to the employment agreements of Mr. Consiglio and Mr. Arrix, and the actions taken in connection therewith.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.    Description
10.1        Sales Agency Agreement
10.2        Amended and Restated Shared Services Agreement
10.3        Amendment to the Employment Agreement between the Company and Greg Consiglio
10.4        Amendment to the Employment Agreement between the Company and Kevin Arrix

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIGGLE INC. By:/s/ Mitchell J. Nelson
Name:Mitchell J. Nelson Title: Executive Vice President and Secretary
DATE: January 23, 2015

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Sales Agency Agreement
10.2	Amended and Restated Shared Services Agreement
10.3	Amendment to the Employment Agreement between the Company and Greg Consiglio
10.4	Amendment to the Employment Agreement between the Company and Kevin Arrix